Exhibit 99.1

Contact:	Dennis Story	Beverly McDonald
	Chief Financial Officer	Senior Director, Corporate Marketing
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6528
	dstory@manh.com	bmcdonald@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year 2016 Performance

ATLANTA – January 31, 2017 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record Q4 GAAP diluted earnings per share for the fourth quarter ended December 31, 2016 of $0.42 compared to $0.36 in Q4 2015, on record Q4 license revenue of $22.1 million and record Q4 total revenue of $147.6 million. Non-GAAP adjusted diluted earnings per share for Q4 2016 was a Q4 record of $0.46 compared to $0.39 in Q4 2015.

“We posted solid fourth quarter and full year financial results marking our 5th consecutive year of record revenue and earnings per share performance. As important, we are very pleased with our strong Q4 and 2nd half license momentum exiting 2016. Demand for our omni-channel, store and distribution management solutions continues to be solid and our associates continue to execute very well serving our customers,” said Eddie Capel, Manhattan Associates President and CEO. “Despite persistent global macro sluggishness and near-term services revenue headwinds, we significantly strengthened our company in 2016 and improved our market leadership position. We are bullish on the market opportunity ahead of us and continue to place significant energy and investment into developing and advancing the world’s leading suite of Supply Chain Commerce solutions to extend our market leadership in 2017 and beyond.”

FOURTH QUARTER 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share was $0.42 in Q4 2016, compared to $0.36 in Q4 2015.
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.46 in Q4 2016, compared to $0.39 in Q4 2015.
•	Consolidated total revenue was $147.6 million in Q4 2016, compared to $141.4 million in Q4 2015. License revenue was $22.1 million in Q4 2016, compared to $20.4 million in Q4 2015.
•	GAAP operating income was $45.4 million in Q4 2016, compared to $39.5 million in Q4 2015.
•	Adjusted operating income, a non-GAAP measure, was $49.7 million in Q4 2016, compared to $43.1 million in Q4 2015.
•	Cash flow from operations was $37.8 million in Q4 2016, compared to $36.1 million in Q4 2015. Days Sales Outstanding was 63 days at December 31, 2016, compared to 60 days at September 30, 2016.
•	Cash and investments totaled $95.6 million at December 31, 2016, compared to $110.8 million at September 30, 2016.
•

During the three months ended December 31, 2016, the Company repurchased 957,470 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $49.9 million. In January 2017, the Board of Directors authorized the Company to repurchase up to an aggregate of $50 million of the Company’s common stock.

FULL YEAR 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share for the twelve months ended December 31, 2016 was a record $1.72, compared to $1.40 for the twelve months ended December 31, 2015.

•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.87 for the twelve months ended December 31, 2016, compared to $1.52 for the twelve months ended December 31, 2015.
•

Consolidated revenue for the twelve months ended December 31, 2016, was a record $604.6 million, compared to $556.4 million for the twelve months ended December 31, 2015. License revenue was a record $85.0 million for the twelve months ended December 31, 2016, compared to $78.6 million for the twelve months ended December 31, 2015.

•	GAAP operating income was a record $194.3 million for the twelve months ended December 31, 2016, compared to $161.4 million for the twelve months ended December 31, 2015.
•	Adjusted operating income, a non-GAAP measure, was a record $210.7 million for the twelve months ended December 31, 2016, compared to $176.4 million for the twelve months ended December 31, 2015.
•	Cash flow from operations was a record $139.3 million in the twelve months ended December 31, 2016, compared to $120.2 million in the twelve months ended December 31, 2015.
•

During the twelve months ended December 31, 2016, the Company repurchased 2,821,488 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $158.4 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on seven new contracts during Q4 2016.
•	Completed software license wins with new customers such as: Autozone, Blokker, China Logistics, Guzman Gastronomia, Kurt Geiger, Milan Supply Chain Solutions, Sonae and The Warehouse Limited.
•	Expanded relationships with existing customers such as: Alidi, Alloga, Aramark Uniform, Avery Dennison, Buffalo Hospital Supply, Cdiscount, Coach, Costa del Mar, Cotton On,

Custom Goods, DICK’S Sporting Goods, Eram, Evine, Federal-Mogul, Fedway, Genco, Gold City Footwear, Goodman, Groupe Dynamite, Harng Central Department Stores, Hastings Deering, Hibbett Sports, Hot Topic, ID Logistics, Leroy Merlin, Northern Safety, Oatey, Olympus, Papa John’s, Redmart, Republic National Distributing Company, Ryder Integrated Logistics, Shaw Industries, Southern Glazer’s Wine & Spirits, STD Petrovich, The Honest Company, Tommy Bahama, Uniform Advantage, United Natural Foods, UPS Supply Chain, US Foods and Vitamin Shoppe.

2017 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2017:

	Guidance Range - 2017 Full Year
($'s in millions, except EPS)	$ Range		% Growth Range

Total revenue	$622	$632	3%	5%

Diluted earnings per share (EPS):
GAAP EPS	$1.74	$1.78	1%	3%
Adjusted EPS(1)	$1.89	$1.93	1%	3%

(1) Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation and acquisition-related costs, and the related income tax effects of both.

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Following publication of this earnings release, any expectations with respect to future financial performance contained in this release, including the guidance above, should be considered historical only, and Manhattan Associates disclaims any obligation to update them.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and twelve months ended December 31, 2016 financial results will be held today, January 31, 2017, at 4:30 p.m. Eastern Standard Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 43521083 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ first quarter 2017 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s historical and projected operating results. These measures are not in accordance with – or alternatives to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company believes its peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and twelve months ended December 31, 2016.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates is a technology leader in supply chain and omni-channel commerce. We unite information across the enterprise, converging front-end sales with back-end supply chain execution. Our software, platform technology and unmatched experience help drive both top-line growth and bottom-line profitability for our customers.

Manhattan Associates designs, builds and delivers leading edge cloud and on-premise solutions so that across the store, through your network or from your fulfillment center, you are ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2017 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended June 30, 2016. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(unaudited)	(unaudited)
Revenue:
Software license	$22,125	$20,413	$84,996	$78,615
Services	111,923	106,982	467,286	428,078
Hardware and other	13,544	14,040	52,275	49,678
Total revenue	147,592	141,435	604,557	556,371
Costs and expenses:
Cost of license	2,419	2,590	10,820	9,938
Cost of services	47,742	46,419	197,475	184,349
Cost of hardware and other	10,710	11,322	41,584	41,141
Research and development	13,183	13,457	54,736	53,859
Sales and marketing	13,617	13,975	48,223	48,615
General and administrative	12,281	12,036	48,322	49,259
Depreciation and amortization	2,284	2,108	9,090	7,764
Total costs and expenses	102,236	101,907	410,250	394,925
Operating income	45,356	39,528	194,307	161,446
Other income, net	416	170	1,800	1,395
Income before income taxes	45,772	39,698	196,107	162,841
Income tax provision	15,855	13,328	71,873	59,366
Net income	$29,917	$26,370	$124,234	$103,475

Basic earnings per share	$0.42	$0.36	$1.73	$1.41
Diluted earnings per share	$0.42	$0.36	$1.72	$1.40

Weighted average number of shares:
Basic	70,742	72,929	71,674	73,443
Diluted	71,148	73,555	72,060	74,038

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Operating income	$45,356	$39,528	$194,307	$161,446
Equity-based compensation (a)	4,210	3,441	15,934	14,528
Purchase amortization (b)	108	107	430	432
Adjusted operating income (Non-GAAP)	$49,674	$43,076	$210,671	$176,406

Income tax provision	$15,855	$13,328	$71,873	$59,366
Equity-based compensation (a)	1,451	1,216	5,789	5,385
Purchase amortization (b)	37	38	156	160
Adjusted income tax provision (Non-GAAP)	$17,343	$14,582	$77,818	$64,911

Net income	$29,917	$26,370	$124,234	$103,475
Equity-based compensation (a)	2,759	2,225	10,145	9,143
Purchase amortization (b)	71	69	274	272
Adjusted net income (Non-GAAP)	$32,747	$28,664	$134,653	$112,890

Diluted EPS	$0.42	$0.36	$1.72	$1.40
Equity-based compensation (a)	0.04	0.03	0.14	0.12
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.46	$0.39	$1.87	$1.52

Fully diluted shares	71,148	73,555	72,060	74,038

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2016 and 2015:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Cost of services	$819	$524	$3,794	$2,548
Research and development	567	625	2,489	2,128
Sales and marketing	593	850	2,431	2,577
General and administrative	2,231	1,442	7,220	7,275
Total equity-based compensation	$4,210	$3,441	$15,934	$14,528

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2016	December 31, 2015

ASSETS
Current Assets:
Cash and cash equivalents	$95,615	$118,416
Short-term investments	-	10,344
Accounts receivable, net of allowance of $3,595 and $7,031 in 2016 and 2015, respectively	100,285	97,379
Prepaid expenses and other current assets	11,118	10,772
Total current assets	207,018	236,911

Property and equipment, net	19,019	21,176
Goodwill, net	62,228	62,233
Deferred income taxes	2,867	4,648
Other assets	6,008	7,275
Total assets	$297,140	$332,243

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,052	$11,219
Accrued compensation and benefits	20,700	29,284
Accrued and other liabilities	12,510	13,853
Deferred revenue	63,457	68,757
Income taxes payable	8,924	4,072
Total current liabilities	117,643	127,185

Other non-current liabilities	10,131	9,566

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2016 and 2015	-	-
Common stock, $.01 par value; 200,000,000 shares authorized; 70,233,955 and 72,766,383 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	702	728
Retained earnings	184,558	207,070
Accumulated other comprehensive loss	(15,894)	(12,306)
Total shareholders' equity	169,366	195,492
Total liabilities and shareholders' equity	$297,140	$332,243

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2016	2015

Operating activities:
Net income	$124,234	$103,475
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,090	7,764
Equity-based compensation	15,934	14,528
Loss (Gain) on disposal of equipment	30	(30)
Tax benefit of stock awards exercised/vested	5,209	9,170
Excess tax benefits from equity-based compensation	(5,214)	(9,147)
Deferred income taxes	1,797	1,532
Unrealized foreign currency (gain) loss	(393)	49
Changes in operating assets and liabilities:
Accounts receivable, net	(4,358)	(12,223)
Other assets	299	(1,427)
Accounts payable, accrued and other liabilities	(9,261)	(1,592)
Income taxes	6,129	(2,271)
Deferred revenue	(4,150)	10,325
Net cash provided by operating activities	139,346	120,153

Investing activities:
Purchases of property and equipment	(6,843)	(11,492)
Net maturities (purchases) of short-term investments	10,201	(2,051)
Net cash provided by (used in ) investing activities	3,358	(13,543)

Financing activities:
Purchase of common stock	(167,933)	(112,138)
Proceeds from issuance of common stock from options exercised	18	717
Excess tax benefits from equity-based compensation	5,214	9,147
Net cash used in financing activities	(162,701)	(102,274)

Foreign currency impact on cash	(2,804)	(1,628)

Net change in cash and cash equivalents	(22,801)	2,708
Cash and cash equivalents at beginning of period	118,416	115,708
Cash and cash equivalents at end of period	$95,615	$118,416

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
GAAP Diluted EPS	$0.31	$0.35	$0.38	$0.36	$1.40	$0.38	$0.46	$0.47	$0.42	$1.72
Adjustments to GAAP:
Equity-based compensation	0.03	0.02	0.05	0.03	0.12	0.04	0.03	0.03	0.04	0.14
Purchase amortization	-	-	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.34	$0.37	$0.42	$0.39	$1.52	$0.42	$0.49	$0.50	$0.46	$1.87
Fully Diluted Shares	74,607	74,126	73,761	73,555	74,038	73,020	72,228	71,743	71,148	72,060
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue:
Americas	$109,959	$117,154	$120,118	$117,245	$464,476	$128,807	$131,018	$130,099	$123,660	$513,584
EMEA	18,305	17,175	16,829	17,767	70,076	15,686	18,185	15,078	17,333	66,282
APAC	5,259	4,780	5,357	6,423	21,819	5,367	5,689	7,036	6,599	24,691
	$133,523	$139,109	$142,304	$141,435	$556,371	$149,860	$154,892	$152,213	$147,592	$604,557

GAAP Operating Income:
Americas	$30,182	$36,214	$36,407	$31,020	$133,823	$37,454	$44,126	$46,213	$37,154	$164,947
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	4,822	5,945	22,060
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,549	2,257	7,300
	$36,864	$41,374	$43,680	$39,528	$161,446	$43,099	$52,268	$53,584	$45,356	$194,307

Adjustments (pre-tax):
Americas:
Equity-based compensation	$3,078	$2,661	$5,348	$3,441	$14,528	$4,688	$3,495	$3,541	$4,210	$15,934
Purchase amortization	106	106	113	107	432	107	108	107	108	430
	$3,184	$2,767	$5,461	$3,548	$14,960	$4,795	$3,603	$3,648	$4,318	$16,364

Adjusted non-GAAP Operating Income:
Americas	$33,366	$38,981	$41,868	$34,568	$148,783	$42,249	$47,729	$49,861	$41,472	$181,311
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	4,822	5,945	22,060
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,549	2,257	7,300
	$40,048	$44,141	$49,141	$43,076	$176,406	$47,894	$55,871	$57,232	$49,674	$210,671

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Professional services	$72,659	$76,548	$80,994	$74,423	$304,624	$84,506	$86,992	$84,843	$77,097	$333,438
Customer support and software enhancements	28,544	30,796	31,555	32,559	123,454	31,757	32,841	34,424	34,826	133,848
Total services revenue	$101,203	$107,344	$112,549	$106,982	$428,078	$116,263	$119,833	$119,267	$111,923	$467,286

4.	Hardware and other revenue includes the following items (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Hardware revenue	$7,730	$7,080	$5,462	$9,243	$29,515	$8,761	$9,554	$6,543	$9,070	$33,928
Billed travel	5,276	4,927	5,163	4,797	20,163	4,229	4,874	4,770	4,474	18,347
Total hardware and other revenue	$13,006	$12,007	$10,625	$14,040	$49,678	$12,990	$14,428	$11,313	$13,544	$52,275
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue	$(3,426)	$(3,599)	$(3,421)	$(2,263)	$(12,709)	$(810)	$(474)	$(784)	$(1,425)	$(3,493)
Costs and expenses	(2,546)	(3,201)	(2,820)	(2,058)	(10,625)	(1,292)	(702)	(782)	(1,028)	(3,804)
Operating income	(880)	(398)	(601)	(205)	(2,084)	482	228	(2)	(397)	311
Foreign currency (losses) gains in other income	(86)	(4)	213	(199)	(76)	165	331	(72)	211	635
	$(966)	$(402)	$(388)	$(404)	$(2,160)	$647	$559	$(74)	$(186)	$946

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating income	$72	$468	$571	$492	$1,603	$682	$459	$259	$159	$1,559
Foreign currency gains (losses) in other income	45	182	423	2	652	(109)	212	(44)	159	218
Total impact of changes in the Indian Rupee	$117	$650	$994	$494	$2,255	$573	$671	$215	$318	$1,777

6.	Other income includes the following components (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Interest income	$324	$335	$336	$336	$1,331	$335	$329	$281	$216	$1,161
Foreign currency (losses) gains	(86)	(4)	213	(199)	(76)	165	331	(72)	211	635
Other non-operating income (expense)	24	28	55	33	140	20	(6)	1	(11)	4
Total other income	$262	$359	$604	$170	$1,395	$520	$654	$210	$416	$1,800

7.Capital expenditures are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Capital expenditures	$3,098	$2,671	$3,850	$1,873	$11,492	$1,906	$2,201	$1,358	$1,378	$6,843
8.	Stock Repurchase Activity (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Shares purchased under publicly-announced buy-back program	524	458	399	340	1,721	892	552	420	957	2,821
Shares withheld for taxes due upon vesting of restricted stock	212	2	9	3	226	163	-	3	1	167
Total shares purchased	736	460	408	343	1,947	1,055	552	423	958	2,988

Total cash paid for shares purchased under publicly- announced buy-back program	$26,306	$25,214	$25,001	$25,078	$101,599	$48,499	$34,995	$24,998	$49,901	$158,393
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	9,727	83	508	221	10,539	9,292	26	158	64	9,540
Total cash paid for shares repurchased	$36,033	$25,297	$25,509	$25,299	$112,138	$57,791	$35,021	$25,156	$49,965	$167,933